UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005

NEWPAGE CORPORATION

Courthouse Plaza Northeast

Dayton, Ohio  45463

877.855.7243

State of Incorporation:	Delaware

Commission File No.:	333-125952

IRS Employer Identification No.:	05-0616156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On October 7, 2005, NewPage Corporation and Mr. Douglas K. Cooper executed an employment agreement, whereby Mr. Cooper will join NewPage Corporation as Vice President, General Counsel and Secretary on November 1, 2005. Prior to joining NewPage, Mr. Cooper served as counsel with Arent Fox PLLC. From 2001 to 2003, Mr. Cooper was senior vice president of law for GDX Automotive, a division of GenCorp, Inc. From 1997 to 2001, he served as executive vice president, general counsel and secretary for Peregrine Incorporated.

A copy of Mr. Cooper’s employment agreement is being filed as an exhibit to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

99.1                           Employment Letter Agreement dated October 6, 2005, by and between NewPage Corporation and Douglas K. Cooper

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewPage Corporation
(Registrant)

Date:	October 13, 2005	/s/ Matthew L. Jesch
Matthew L. Jesch
Vice President and
Chief Financial Officer
(Principal Financial Officer)